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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                               OLYMPIC STEEL, INC.

               KNOW ALL MEN BY THESE PRESENTS, that OLYMPIC STEEL, INC., an Ohio corporation, and each person whose name is signed below hereby constitutes and appoints Michael D. Siegal, R. Louis Schneeberger and Richard T. Marabito and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Olympic Steel, Inc, and the undersigned directors and/or officers of Olympic Steel, Inc. and each of such directors and officers, to sign any or all documents or post-effective amendments to Olympic Steel, Inc.'s Registration Statement on Form S-8, and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission relating to the Common Stock to be issued under the Olympic Steel Inc. Stock Option Plan, granting such attorneys-in-fact and agents full power and authority to so and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

               This Power of Attorney of Olympic Steel, Inc. and the directors and officers of Olympic Steel, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

               IN WITNESS WHEREOF, this Power of Attorney has been signed in Cleveland, Ohio this 23rd day of August, 1996.

                                        OLYMPIC STEEL, INC.

                                        By: /s/ R. Louis Schneeberger
                                           -------------------------------------
                                            R. Louis Schneeberger,
                                            Chief Financial Officer

DIRECTORS AND OFFICERS:

/s/ Bruce S. Adelstein                      /s/ R. Louis Schneeberger
- ----------------------------------------    ------------------------------------
Bruce S. Adelstein                          R. Louis Schneeberger,
Vice President - Operations and Director    Chief Financial Officer and Director


/s/ Martin H. Elrad                         /s/ Michael D. Siegal
- ----------------------------------------    ------------------------------------
Martin H. Elrad, Director                   Michael D. Siegal, President, Chief
                                            Executive Officer and Chairman of
                                            the Board


/s/ Thomas M. Forman                        /s/ David A. Wolfort
- ----------------------------------------    ------------------------------------
Thomas M. Forman, Director                  David A. Wolfort,
                                            Chief Operating Officer and Director


/s/ Janice M. Margheret                     /s/ Richard T. Marabito
- ----------------------------------------    ------------------------------------
Janice M. Margheret, Director               Richard T. Marabito, Treasurer
                                            and Corporate Controller